Exhibit 10.35

大柴旦盐湖资源综合利用许可协议

License agreement for comprehensive utilization of Dachaidan Salt Lake Resources

甲方：青海中天硼锂矿业有限公司

住所：青海省海西州大柴旦镇人民东路60号

乙方：青海中天硼锂科技有限公司

住所：青海省海西州大柴旦镇人民东路60号

Party A: Qinghai Zhongtian boron lithium Technology Co., Ltd

Address: No.60, Renmin East Road, Dachaidan Town, Haixi Prefecture, Qinghai Province

Party B: Xi'an jinzang membrane Environmental Protection Technology Co., Ltd

Address: Room 301, Shaanxi Membrane Separation Technology Research Institute, No. 13, middle section of Yanta Road, Beilin District, Xi'an City

为了更好的综合利用大柴旦盐湖伴生矿资源，甲乙双方达成如下条款：

In order to make better use of the associated mineral resources of the Dachaidan Salt Lake comprehensively, Party A and Party B agree as follows:

一、甲方拥有大柴旦盐湖资源开采权（采矿权证号：C6300002010126110100612）；大柴旦盐湖是以开采硼矿为主的矿区，除含硼外同时伴生有钠、钾、锂、镁、溴等多种资源，是一个大规模综合性矿床。为实现矿产资源的综合利用，甲方同意将大柴旦盐湖矿区伴生矿锂资源提供给乙方，提供期限为长期，未经乙方书面同意，甲方不得将矿区内的伴生矿锂资源提供给任何第三方（2016年6月27日张茂代表的青海中天硼锂矿业有限公司与李新海代表的湖南中大技术创业孵化器有限公司签署的总体合作协议除外，现状：此总体合作协议两年前对方人员已经撤离，处于停滞状态，并请我方协助处理有关设备）。

I. Party A owns the Dachaidan salt lake resource exploitation right (mining license Number: c630000201026110100612) ;Dachaidan Salt Lake is a mining area mainly for boron mining. Besides boron ,it is rich in a variety of resources including sodium, potassium, lithium, magnesium, bromine, etc. ,It is a large-scale comprehensive deposit. In order to realize the comprehensive utilization of mineral resources, Party A agrees to provide the associated mineral lithium resources in the Dachaidan Salt Lake mining area to Party B for a long term. Without the written consent of Party B, Party A shall not provide the associated mineral lithium resources in the mining area to any third party. (except for the overall cooperation agreement signed by Qinghai Zhongtian boron lithium Mining Co., Ltd. represented by Zhang Mao and Hunan Zhongda Technology Incubator Co., Ltd. represented by Li Xinhai on June 27, 2016, the current situation: the other party's personnel have been evacuated two years ago and are in a stagnant state, and we are requested to assist in handling relevant equipment).

二、因甲乙双方的实际控制人均为张茂先生，伴生矿锂资源使用费由甲方和乙方根据伴生矿锂资源使用收益情况另行约定，使用费如何约定不影响本协议的效力。

II. As the actual controller of both parties is Mr. Zhang Mao, Party A and Party B shall decide upon the use fee of associated mineral lithium resources according to the use income of associated mineral lithium resources. How the use fee is decided will not affect the effectiveness of this agreement.

三、甲方同意乙方与西安金藏膜环保科技有限公司（以下简称“西安金藏膜”）合资设立项目公司开展盐湖综合利用提锂业务，并同意乙方将大柴旦盐湖矿区伴生矿锂资源提供给项目公司使用。

III. Party A agrees that Party B and Xi'an jinzang membrane Environmental Protection Technology Co., Ltd. (hereinafter referred to as "Xi'an jinzang membrane") establish a joint venture project company to carry out the lithium extraction business of comprehensive utilization of Salt Lake.It also agrees that Party B provides the associated lithium resources of Dachaidan Salt Lake mining area to the project company for use.

四、在乙方与西安金藏膜合资项目公司存续期间，伴生矿锂资源使用不可撤销，且本协议不得撤销、终止、解除。

IV. During the existence of Party B and Xi'an jinzang membrane joint venture project company, the use of associated mineral lithium resources is irrevocable, and this Agreement shall not be revoked, terminated or terminated.

五、本协议自双方签署盖章之日生效，作为乙方与西安金藏膜签署的《投资合作协议》的附件。

V. This Agreement shall come into force on the date of signing and sealing by both parties and shall be an annex to the investment cooperation agreement signed by Party B and Xi'an jinzang membrane.

甲方：青海中天硼锂矿业有限公司     乙方：青海中天硼锂科技有限公司

代表人：                           代表人：

日期：二零二零年   月   日         日期：二零二零年   月   日

Party A (stamp): Qinghai Zhongtian boron lithium Technology Co., Ltd

Legal representative or authorized representative(signature):

Date: 2020 ._._

Party B(stamp)：Xi'an jinzang membrane Environmental Protection Technology Co., Ltd

Legal representative or authorized representative(signature):

Date: 2020 ._._

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